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                                                                   Exhibit 10.20

            UNICOM New Times CDMA WAP (Phase III) Operation Platform
                System Integration and Service Purchase Contract

                          Contract No.: CUIEC-03CIN1318

                        Place of Signing: Beijing, China

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Article 1    Objectives of Contract, Statement and Warranties..................5

Article 2    Definition........................................................6

Article 3    Subject Matter, Contents and Scope of this Service Contract.......8

Article 4    Purchase Price and Payment Terms..................................8

Article 5    Payment and Payment Terms........................................10

Article 6    Delivery Terms...................................................11

Article 7    Packing, Marking, Transportation and Insurance...................12

Article 8    Standards and Commodity Inspection...............................14

Article 9    Installation, Testing, Preliminary Acceptance Test, Trial Run
                And Final Acceptance Test.....................................15

Article 10   Technical Assurance And Warranty.................................18

Article 11   Spare Parts......................................................21

Article 12   Additional Order and Capacity Expansion..........................21

Article 13   Claims...........................................................21

Article 14   Force Majeure....................................................24

Article 15   Arbitration......................................................24

Article 16   Notice...........................................................24

Article 17   Assignment.......................................................25

Article 18   Confidentiality, Use of Information, Intellectual Property
                Right and Patent..............................................25

Article 19   Trademark........................................................26

Article 20   Modification.....................................................26

Article 21   Miscellaneous Terms..............................................26

Article 22   Interface Requirements...........................................27

Article 23   Tax..............................................................27

Article 24   Governing Law....................................................27

Article 25   Y2K Warranty.....................................................28

Article 26   Contents and Term of Contract....................................28

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APPENDIX 1    TECHNICAL CONFIGURATION AND SUGGESTIONS

APPENDIX 2    TABLE OF SERVICE PRICES

APPENDIX 3    EQUIPMENT AND SERVICE LIST

APPENDIX 4    SCHEDULE OF PROJECT PROGRESS

APPENDIX 5    TRAINING

APPENDIX 6    PROCEDURES AND STANDARDS FOR PRELIMINARY AND FINAL ACCEPTANCE
                 TESTS

APPENDIX 7    ENGINEERING INTERFACE

APPENDIX 8    SYSTEM MAINTENANCE, REPAIR AND MANUFACTURER SERVICE

APPENDIX 9    AUTHORIZATION LETTERS OF THE SIGNATORIES, COPY OF SELLER'S
                 BUSINESS LICENSE AND OTHER RELATED QUALIFICATIONS AND AUTHORIZATION LETTER ISSUED BY THIRD PARTY MANUFACTURERS

APPENDIX 10   MEMORANDUM

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Buyer: Unicom Import & Export Company Limited

Registered Address: Zhangjiagang Hotel, 18 Maolinju, Muxidi, Haidian District,
                    Beijing, China.

Post Code: 100038

Business License Registration No.:

Legal Representative: Wu Duhua                 Title: Chairman & General Manager

Tel: 86-10-66505588                               Fax:

End-User: Unicom New Times Mobile Telecommunications Company Limited

Registered Address: No.A133 of North Street of XiDan, XiCheng District,
                    Beijing, China

Post Code: 100032

Business License Registration No.

Legal Representative: Zhang Yungao             Title: Chairman

Tel: 010-66505588                              Fax: 010-66114366

Seller/System Integrator: Hurray! Times Communications (Beijing) Ltd.

Registered Address: Floor B, Tongheng Building, No. 4 Huayuan Road, Haidian
                    District, Beijing, China

Post Code:

Business License Registration No. 1100001088140

Legal Representative: Xiang Songzuo            Title: Chairman

Tel: 010-65188989                              Fax: 010-65191531

Place of Signing: Beijing, China

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                                    RECITALS

1. Unicom Import & Export Company Limited (hereinafter referred to as "Buyer") is a limited liability company incorporated in Beijing, and existing in accordance with the law of the People's Republic of China ("China");

2. Unicom New Times Mobile Telecommunications Company Limited (hereinafter referred to as "End-user") is a limited liability company incorporated in China, and existing in accordance with the law of China;

3. Hurray! Times Communications (Beijing) Ltd. (hereinafter referred to as "Seller/System Integrator") is a limited liability company incorporated in China and existing in accordance with the law of the China;

4. The Seller/System Integrator desires to furnish to the End-user through the Buyer, and End-user desires to purchase from the Seller through the Buyer, the Subject Matter of this Service Contract;

5. This UNICOM New Times CDMA WAP (Phase III) Operation Platform System Integration and Service Purchase Contract (hereinafter referred to as "Service Contract") is executed in conjunction with the System Equipment Purchase Contract (Contract No. CUIEC-03CIN1317) (hereinafter referred to as "Service Contract"); the Buyer and End-user of this Service Contract are also the buyer and end-user of the Service Contract; the Seller/System Integrator of this Service Contract is an affiliate of the seller/system Integrator of the Service Contract. The Seller/System Integrator of this Service Contract covenants that, in addition to all obligations and responsibilities provided under this Service Contract, it shall also bear, jointly and severally, irrevocable and non-transferable obligations and responsibilities together with the seller/system integrator of the Service Contract for the Buyer and the End-user of this Service Contract and the Service Contract in respect of all obligations and responsibilities under the Service Contract in accordance with the same.

6. The Buyer, the End-user and the Seller/System Integrator hereby agree to execute this Service Contract pursuant to the Contract Law of the People's Republic of China and other relevant laws and regulations of China.

ARTICLE 1 Objectives of Contract, Statement and Warranties

     1.1 The Buyer and End-user hereby enter into this Service Contract with the Seller/System Integrator to purchase the Subject Matter for the establishment of the Contracted Equipment for its normal and continuous Commercial Operation; while the Seller/System Integrator hereby enters into this Service Contract with the Buyer and End-user to sell the Subject Matter for the consideration set forth in this Service Contract.

     1.2 To realize the objectives of this Service Contract, the Buyer and the End-user hereby represent and warrant to the Seller/System Integrator as follows:

          1.2.1 Considering that the End-user and the Buyer intend to purchase the Subject Matter, the End-user and the Buyer hereby

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               undertake to jointly perform the Buyer's obligations hereunder and to be jointly and severally liable for any default under this Service Contract;

          1.2.2 The signatories of the Buyer and the End-user have been duly authorized to execute this Service Contract.

     1.3 To realize the objectives of this Service Contract, the Seller/System Integrator hereby represents and warrants to the Buyer and End-user as follows:

          1.3.1 The Seller/System Integrator is a legal entity of China incorporated and existing in accordance with law of China;

          1.3.2 The Seller/System Integrator possesses complete ownership of the Contracted Equipment, and has the right to sell the Contracted Equipment to the Buyer and is able to perform its obligations herein, including providing the Contracted Equipment and relevant services hereunder;

          1.3.3 The Contracted Equipment sold under the Equipment Contract is brand new and suitable for the objective of the Equipment Contract; the Software is developed by the Seller/System Integrator and VERITAS, ORACLE, CISCO and F5 and the Service is provided by each of such companies, which will perform in accordance with the functionality and technical specification as set out in Appendix 1 and Appendix 8 of the Equipment Contract and the Service Contract;

          1.3.4 The Contracted Equipment and related services provided to the Buyer and End-user under this Service Contract will meet the needs for their normal and continuous Commercial Operation;

          1.3.5 All the documents, receipts and information provided to the Buyer and End-user under this Service Contract shall be genuine, accurate, legal and valid;

          1.3.6 Considering that the Seller/System Integrator desires to sale the Subject Matter in accordance to this Service Contract, the Seller/System Integrator hereby undertakes to perform the obligations provided hereunder.

          1.3.7 The Seller/System Integrator's signatory has been duly authorized to execute this Service Contract.

     1.4 The Buyer, the End-user and the Seller/System Integrator hereby acknowledge that, during the term of this Service Contract, any party in breach of any provisions hereof shall be liable to non-defaulting parties for its damages.

ARTICLE 2 Definition

          Unless otherwise explicitly indicated, the following terms used in

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this Service Contract shall have the definitions provided below:

     2.1 "Service Contract" means the main body of this Service Contract and all Appendixes attached hereto.

     2.2 "Subject Matter" means the equipment, materials, Software User Right, installation and technical services and Service and Technical Documentation as set out in Appendix 3 attached hereto.

     2.3 "Equipment and Service List" means the list of system equipment, materials, Spare Parts, fittings, Software License, installation and technical services and Service and Technical Documentation as listed in Appendix 3 attached hereto.

     2.4 "Contracted Equipment" means all equipment provided by the Seller/System Integrator to the Buyer and End-user in accordance with this Service Contract, including equipment, materials, Spare Parts, accessories and related Software.

     2.5 "System" means Unicom New Times CDMA WAP portals.

     2.6 "Technical Documentation" means related documentation of all the specification, manual, drawing, description and data of the Contracted Equipment provided in accordance with this Service Contract relating to the operation, maintenance, commissioning, testing and inspection of the Contracted Equipment.

     2.7 "Technical Training" means the technical training provided by the Seller/System Integrator to the End-user in accordance with the stipulations in Appendix 5 attached hereto.

     2.8 "Technical Services" means technical services relative to the Contracted Equipment that are provided by the Seller/System Integrator to the End-user in accordance with this Service Contract, including the survey, planning, design and optimization of network; the installation, testing, commissioning, operation of the Contracted Equipment; project management; use of Software and upgrading and other inspection, maintenance, repair and warranty services.

     2.9 "Cut-over" means the completion of the installation and testing of Contracted Equipment and the commencement of its Commercial Operation.

     2.10 "Preliminary Acceptance Test" means the preliminary acceptance tests of the Contracted Equipment conducted by the End-user and the Seller/System Integrator pursuant to the technical specification as stipulated in Appendix 1 attached hereto and the procedures and standards as set forth in Appendix 6. The Buyer, the End-user and the Seller/System Integrator will execute a certificate of Preliminary Acceptance upon successful completion of the Preliminary Acceptance Test.

     2.11 "Final Acceptance Test" means the final acceptance tests of the Contracted Equipment conducted by the End-user and the Seller/System Integrator pursuant to the technical specification as stipulated in Appendix 1 hereto and the procedures and standards as set forth in Appendix 6 attached hereto. The Buyer, the End-user and the Seller/System Integrator will execute a certificate of Final Acceptance upon successful completion of the Final Acceptance Test.

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     2.12 "Scope of Work" means the statement of work and responsibilities for design, manufacturing, supplying, installation, testing, commissioning, cut-over and acceptance tests of the System and Contracted Equipment by the Seller/System Integrator in accordance with Appendix 4 attached hereto.

     2.13 "Site" means the installation location of the Contracted Equipment as designated by the End-user, in Beijing, Shanghai, Guangzhou and Chongqing of China.

     2.14 "Software" means all object-code computer programs and command authorized by the Seller/System Integrator for the testing, inspection and operation of Contracted Equipment and the System.

     2.15 "Spare Parts" means the spares or accessories that are provided by the Seller/System Integrator to the Buyer and End-user in accordance with Appendix 3 for replacing the damaged components of the Contracted Equipment.

     2.16 "Trial Run" means the period commencing from the completion of Preliminary Acceptance Test of Contracted Equipment in accordance with the procedures and standards set forth in Appendix 6 with continuous operation and no Curial Communications Failure of the Contracted Equipment thereafter. This Test Run Period is three months commencing from the date when the Seller/System Integrator and the Buyer execute the certificate for Preliminary Acceptance.

     2.17 "Material Communications Failure" means failure of the main and back-up equipment that has provided public communications services to the public on the Unicom New Times CDMA WAP network (including SUN server, CISCO network equipment, F5 switch, ORACLE database, VERITAS backup software) which cause the occurrence of equipment breakdown, communication suspension, loss of user data, failure of billing or material error in billing for an hour or over during normal operation timeframe due to system reasons, including:

     A. the failure of Unicom New Times CDMA WAP network that gives rise to all or more than 30% of the communication suspended for more than sixty minutes (inclusive); or the failure to produce billing data, loss of billing data, or material error of billing data;

     B. ..........

     2.18 "General Communications Failure" means any failure other than those provided in 2.17 above.

     2.19 "Warranty" means technical support and professional service provided by original equipment manufacturers (including CISCO, F5, VERTITAS, ORALCE) in connection with the Contracted Equipment and System under this Service Contract in accordance with Appendix 8 hereto (including on-site services).

     2.20 "Commercial Operation" means the capability of operation of WAP network in accordance with the technical specification set out in Appendix 1 hereto, and with one or more premium subscribers.

     2.21 "Business Day" means Monday through Friday, except for statutory

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holidays of China.

     2.22 "Parties" means the Buyer, the End-user and the Seller/System Integrator, collectively.

     2.23 "Party" means any one of the Buyer, the End-user or the Seller/System Integrator.

ARTICLE 3 Subject Matter, Contents and Scope of this Service Contract

     3.1 The Buyer and End-user agree to purchase from the Seller/System Integrator, and the Seller/System Integrator agrees to sell to the Buyer and End-user, the services set froth in Appendix 3, and training, Turn-key and after-sales services and Technical Documentation.

     3.2 The Seller/System Integrator will grant to the End-user the non-exclusive and nontransferable license to use the Software for End-user's maintaining the normal Commercial Operation of the Contracted Equipment within China.

ARTICLE 4 Purchase Price and Payment Terms

     4.1 The Buyer shall pay to the Seller/System Integrator a total purchase price (the "Total Purchase Price") of RMB 8,601,935 (RENMINBI EIGHT MILLION SIX HUNDRED AND ONE THOUSAND NINE HUNDRED AND THIRTY FIVE ONLY) in accordance with Appendix 2 of this Service Contract.

     4.2 The Total Purchase Price defined above is a fixed price.

     4.3 The Total Purchase Price defined above is a loco price designated by End-user for the turn-key project.

     4.4 The Total Purchase Price defined above shall include: the expenses payable by the Seller/System Integrator in connection with the turn-key services (including the network survey, planning, design, installation, fine-tuning, optimization, cut-over and engineering services conducted before the execution of certificate of Preliminary Acceptance Test) and other technical service fees and training fees (including Warranty provided F5, CISCO, ORACLE, VERITAS and other companies).

ARTICLE 5 Payment and Payment Terms

     5.1 All the payments under this Service Contract shall be made in Renminbi by the End-user to the Seller/System Integrator's designated bank account in accordance with this Article.

     5.2 Payment upon Delivery

          5.2.1 Within two weeks upon the receipt of Contracted Equipment by,


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               and the Services to be rendered hereunder are made available to, the Buyer and the End-user, and within 15 Business Days upon the submission by the Seller/System Integrator of all delivery certificates and related payment note acceptable to the Buyer and the End-user (if the Contracted Equipment is delivery by installments, then upon the receipt of the last installments of the same), the End-user shall pay to the Seller/System Integrator by wire transfer of 50% of the Total Purchase Price equaling RMB 4,300,968 (RENMINBI FOUR MILLION THREE HUNDRED THOUSAND NINE HUNDRED AND SIXTY EIGHT ONLY). The Seller/System Integrator shall issue a commercial invoice of such amount to the End-user within three Business Days upon receipt of such amount.

          5.2.2 The Seller/System Integrator shall provide delivery certificates and related payment instructions upon the delivery of the Subject Matter.

     5.3 Payment upon Preliminary Acceptance. The Seller/System Integrator and the End-user shall mutually execute the certificate of Preliminary Acceptance within three Business Days after the completion of the Preliminary Acceptance Test of the Contracted Equipment. The End-user shall pay to the Seller/System Integrator within 15 Business Days after the execution of such certificated by wire transfer of 40% of the Total Purchase Price equaling RMB 3,440,774 (RENMINBI THREE MILLION FOUR HUNDRED AND FOURTY THOUSAND SEVEN HUNDRED AND SEVENTY FOUR ONLY). The Seller/System Integrator shall issue a commercial invoice such amount to the End-user within three Business Days upon receipt of such amount.

     5.4 Payment upon Final Acceptance. The Seller/System Integrator and the End-user shall mutually execute the certificate of Final Acceptance within three Business Days after the completion of the Final Acceptance Test of the Contracted Equipment. The End-user shall pay to the Seller/System Integrator within 15 Business Days after the execution of such certificated by wire transfer of 10% of the Total Purchase Price equaling RMB 860,193 (RENMINBI EIGHT HUNDRED AND SIXTY THOUSAND ONE HUNDRED AND NINTY THREE ONLY). The Seller/System Integrator shall issue a commercial invoice such amount to the End-user within three Business Days upon receipt of such amount.

     5.5 Any banking and other expenses incurred in connection with performance of this Service Contract shall be borne by the Parties.

     5.6 The bank account designated by the Seller/System Integrator is as follows:

Opening Bank:   Huaxia Bank, Beijing Branch, Capital Gymnasium Sub-branch

Account No.     819136012

Address:        No. 168, Xizhimenwai Dajie, Haidian District, Beijing

Beneficiary:    Hurray! Times Communications (Beijing) Ltd.

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     5.7 Any change in the bank and/or account number of the Seller/System
Integrator shall be notified in writing to the Buyer and the End-user by the Seller/System Integrator 15 days prior to the Buyer's payment pursuant to this Service Contract. If the Seller/System Integrator fails to notify the Buyer and the End-user in time or the notice is erroneous, the Buyer and the End-user will not bear any responsibility for overdue payment.

     5.8 The End-user shall pay to the Buyer the agency fee of this Service Contract in the amount of 0.25% of the Total Purchase Price equaling to RMB 21,505 (RENMINBI TWENTY ONE THOUSAND FIVE HUNDRED AND FIVE ONLY) in lump-sum within three months upon execution of this Service Contract.

Opening Bank:   Guangdong Development Bank, Beijing Branch, Cuiwei Road
                Sub-branch

Account No.     137131516020000028

Beneficiary:    China Unicom Import & Export Company Limited

ARTICLE 6 Delivery Terms

     6.1 The Seller/System Integrator shall deliver the Service in connection with the Subject Matter and the related Technical Documentation to the Buyer at the designated place stipulated in Article 6.4.

     6.2 Ownership to and risk associated with the Contracted Equipment shall be transferred to End-user at the following date:

          In case of delivery on a turn-key basis, ownership to and risks associated with the Contracted Equipment shall be transferred to End-user at the date on which the equipment, materials, software and technical information provided by the Seller/System Integrator are good for Preliminary Acceptance Test and the certificate thereof is executed.

     6.4 The Seller/System Integrator will fulfill the delivery of the Contracted Equipment and materials, Software and Technical Documentation and provide the Services in accordance with the Implementation Time Schedule set out in Appendix 4.

          Date when the Seller/System Integrator completes delivery of all the
Equipment: within 15 days after execution of the Equipment Contract

          Place where the Seller/System Integrator delivers the Equipment: such site as designated by the End-user within Beijing, Shanghai, Guangzhou and Chongqing

          Service delivered commencement date: 15 days after the date hereof

     6.5 To ensure on-schedule delivery and on-schedule performance of this Service Contract in accordance with the Implementation Time Schedule set out in

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Appendix 4, the Seller/System Integrator shall assign engineers and technicians to conduct site survey with the cooperation and assistance of the End-user.

     6.6 The Buyer and End-user reserve the right to assign their technical staff to witness factory acceptance at premises of the Seller/System Integrator before the Contracted Equipment is taken out of the factory. Where deemed necessary, the Buyer and End-user may assign their technical staff to the Seller/System Integrator's factory to participate in factory testing of the Contracted Equipment. Involvement of the technical staff of the Buyer and End-user in the factory acceptance or factory testing of the Contracted Equipment shall not relieve the Seller/System Integrator from any of its obligations hereunder.

     6.7 The Seller/System Integrator shall furnish the Buyer and End-user with the factory testing records for each set of the equipment, the certificate of origin, and quality certificate when delivering the Contracted Equipment.

     6.8 The Seller/System Integrator shall make a standard testing to all the Contracted Equipment before the shipment, to ensure that they can meet the requirements of the standards stipulated in the Technical Specification. The test results must comply with the manufacturing specification as well as various specifications illustrated in Appendix 1.

     6.9 The Seller/System Integrator serves a written notice to the Buyer and the End-user the status of the Contracted Equipment no later than five working days before the shipment date.

ARTICLE 7 Packing, Marking, Transportation and Insurance

     7.1 The Seller/System Integrator shall firmly pack the to-be-shipped Subject Matter so as to protect the Subject Matter against moisture, wetness, rustiness, erosion and shock during long-distance inland transportation and warehousing. The Seller/System Integrator shall be liable for damage of the Subject Matter hereunder owing to improper packing.

     7.2 All the packing boxes including those containing bulk accessories shall be marked by the Seller/System Integrator with the Contract Number indicated. The Seller/System Integrator shall conspicuously mark the following on two sides of each box:

          1)   Contract Number, names and pieces of the goods;

          2)   Shipping mark;

          3)   Consignee: Value-added Services Department, China Unicom Co.,
               Ltd;

          4)   Destination;

          5)   Case No.;

          6)   Gross weight/net weight;

          7)   Dimension (L*W*H)

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          7.2.1 Depending on the characteristics and different requirements of each container to be transported, the Seller/System Integrator shall mark such words as "Handle with Care", "This Side Up" and "Keep Dry".

          7.2.2 Marking shall be made in Chinese for inland transportation.

     7.3 The Seller/System Integrator shall label each accessory and fitting outside the package, such as "Spare Parts" or "Tools", and indicate the Equipment designation as well as the Contract Number and Case Number, if any part is packed separately from the Equipment, designation of the part and the master Equipment shall be marked.

     7.4 The Seller/System Integrator shall enclose packing list in each shipment.

     7.5 The Seller/System Integrator shall bear the cost of transportation and transportation insurance of delivering the Subject Matter of the Equipment Contract to the designated place stipulated in Article 6.4, and shall bear the cost of insurance until the signature of the Preliminary Acceptance Test Certificate in Turn-key Project. Above cost is included in Purchase Price of the Equipment Contract.

ARTICLE 8 Standards and Commodity Inspection

     8.1 Quality Standard. The Contracted Equipment delivered by the Seller/System Integrator under the Equipment Contract shall fully comply with related promulgated by Ministry of Information Industry of the People's Republic of China, ISO9001 (1994) international standards, various indexes and requirements set out in Appendix 1 and descriptions of technical functionality of the product in Appendix 1.

     8.2 Production, measurements and acceptance of the Contracted Equipment delivered by the Seller/System Integrator under the Equipment Contract shall comply with the requirements described in "Technical Specifications" and the relevant quality standards in Appendix 1.

     8.3 The Seller/System Integrator shall test and check the Contracted Equipment delivered under the Equipment Contract before taking them out of the factory, and furnish the test reports, quality certificate and origin certificate to the Buyer and End-user.

     8.4 All the Contracted Equipment delivered by the Seller/System Integrator under the Equipment Contract shall undergo open-case check at site designated by the End-user. The Seller/System Integrator must dispatch inspector(s) to make the open-case check on the site and bear expenses incurred by its own inspectors. During the said open-box check, each party involved shall carefully record any shortage, damage or inconsistency with stipulations hereunder identified in the open-case check and sign to validate the record. Such records shall constitute valid evidence for the Buyer and End-user to claim for replacement, repair or supplement from the Seller/System Integrator and to claim for insurance compensation. Should such shortage, damage or inconsistency with the quality standard set out in Article 8.1 herein be solely attributed to the Seller/System Integrator's default, the expenses of such replacement, repair and/or supplement shall be borne by the Seller/System

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Integrator. The End-user shall inform the Seller/System Integrator of the expected date of the open-case check within 3 business days prior to such check. If the Seller/System Integrator fails to participate in the open-case check on the very date of such check, it will be deemed that the said party has willingly rejected the right of involvement in such check, in such case, the Buyer reserves the right to proceed with the open-case check independently. For any shortage, damage or inconsistency with the quality standard set out in Article
8.1 in such event, the Seller/System Integrator shall provide replacement, repair or supplement therefore, provided that such shortage, damage or inconsistency is solely attributable to the Seller/System Integrator's default. All freight, risks and inspection expenses incurred in such replacement, repair or supplement made to the Equipment shall be solely borne by the Seller/System Integrator.

     8.5 If the Seller/System Integrator holds objection against the claim by the Buyer and End-user, it shall raise such objection in writing within 5 business days upon receiving such claim. Failure of the Seller/System Integrator to raise such objection in writing within the period herein shall be deemed as the Seller/System Integrator's acceptance of the claim by the Buyer and End-user.

     8.6 The Buyer and End-user reserve the right to apply to competent commodity inspection authority for inspection of all the Contracted Equipment delivered by the Seller/System Integrator under the Equipment Contract, with the expenses thereof to be borne by the applying party, however, if any problem is identified in respect of the Equipment by such competent commodity inspection authority and the problem is determined to be solely attributable to the Seller/System Integrator's default, the expenses of such commodity inspection shall be borne by the Seller/System Integrator.

ARTICLE 9 Installation, Testing, Preliminary Acceptance Test, Trial Run And Final Acceptance Test

     9.1 The Buyer, the End-user and the Seller/System Integrator will proceed with various tasks ranging from site survey, network planning/design, and equipment installation/optimization/test to acceptance in accordance with the Schedule of Project Progress set out Appendix 4. Within the term of this Service Contract, each of the Buyer, the End-user and the Seller/System Integrator should designate a representative in charge of dealing with technical issues in connection with this Service Contract, with their work plans to be determined through consultation among representatives of all parties. In the event that any technical problem is identified or a dispute on technical problem arises, representatives of the parties should analyze the reasons, clarify the responsibilities and coordinate to re-design. Day-to-day work and solutions shall be recorded in the work log during the design, commissioning and acceptance period. The daily record therein shall be confirmed by the respective representatives of the Parties by signature and each Party shall keep one copy.

     9.2 The Seller/System Integrator shall be responsible for the network planning, design and optimization, Contracted Equipment installation and commissioning as well as commissioning for cutover of the System, while the technical personnel of the End-user shall provide necessary assistance.

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     9.3 The acceptance testing shall recognize the requirement for conformity to the indexes and standards as set forth in Appendix 1 of this Service Contract, as well as the test procedures and standards for acceptance set out in Appendix 6 of this Service Contract.

     9.4 Preliminary Acceptance Test

          9.4.1 The Preliminary Acceptance Test will commence after the Contracted Equipment have been installed, tested, cut-over with System steadily operating. Within 15 days prior to the commencement of the Preliminary Acceptance Test, the Seller/System Integrator should confirm in writing with the End-user the date of Preliminary Acceptance Test and submit the testing scheme and related documents consistent with the test procedures and standards of Preliminary Acceptance Test as set out in Appendix 6 attached hereto.

          9.4.2 Representatives of the Buyer, the End-user and the Seller/System Integrator shall execute the certificate of Preliminary Acceptance within 3 business days after the successful completion of the Preliminary Acceptance Test of the Contracted Equipment. If, due to reasons not attributable to the End-user, the Preliminary Acceptance Test fails to come up to all the indexes and standards as set out in Appendix 1 of this Service Contract, the Seller/System Integrator shall eliminate the existent problem within 15 business days and resume the Preliminary Acceptance Test. All the cost incurred in solving such problem and resuming the Preliminary Acceptance Test shall be borne by the Seller/System Integrator.

          9.4.3 If, due to reason attributable to the Buyer or End-user, the certificate of Preliminary Acceptance has not yet been issued within 15 business days from the successful completion of the Preliminary Acceptance Test of the Contracted Equipment, or after 90 days from the date of Seller/System Integrator's delivery of the Equipment, the End-user shall provide to the Seller/System Integrator and the Buyer a payment confirmation letter executed by duly authorized representative of the End-user and affixed with an official seal of the End-user, and effect the payment installment due to the Seller/System Integrator upon successful completion of the Preliminary Acceptance Test as stipulated in
               Article 5.4 of this Service Contract. The aforementioned payment shall not relieve the Seller/System Integrator from its obligation to complete the Preliminary Acceptance Test of the Contracted Equipment and to ensure the consistency of the results thereof.

     9.5 Trial Run and Final Acceptance Test

          9.5.1 The Trial Run of the Contracted Equipment will be for a period of 90 days starting from the issuance of the certificate of Preliminary Acceptance for the Contracted Equipment. If any Major Communication Failure occurs for reasons attributable to

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               Seller/System Integrator during the Trial Run, the Trial Run shall be suspended and resumed when such Major Communication Failure has been eliminated and the Contracted Equipment repaired by the Seller/System Integrator. If the Major Communication Failure occurs for reasons not attributable to the Seller/System Integrator, the Trial Run shall be suspended and resumed when such Major Communication Failure has been eliminated and the Contracted Equipment repaired by the Seller/System Integrator. The Seller/System Integrator is obligated to provide responsive technical support to the End-user who operates and maintains the Contracted Equipment in accordance with the Operation Manual during the Trial Run period.

          9.5.2 Except as otherwise provided in this Service Contract, the Final Acceptance Test on the Contracted Equipment shall be conducted 90 days after issuance of the certificate for Preliminary Acceptance. The Seller/System Integrator shall confirm the testing date with the End-user in writing, and submit a testing scheme and related information in conformity to the final acceptance test procedures and standards described in Appendix 6 of this Service Contract seven (7) days prior to the starting of the Final Acceptance Test.

          9.5.3 Representatives of the Buyer, the End-user and the Seller/System Integrator shall issue a certificate for Final Acceptance within three (3) business days from the successful completion of Final Acceptance Test. In case the test fails to meet the requirements of all the parameters and indexes defined in the "Technical Specification" of Appendix 1 and the performance described in Appendix 1 of this Service Contract due to reasons not attributable to the End-user, the Seller/System Integrator shall be responsible for solving all the existing problems and re-conducting the test within thirty (30) business days, with all the costs thereon undertaken by itself. In case the test fails to meet the requirements of all the parameters and indexes defined in the "Technical Specification" of Appendix 1 and the performance described in Appendix 9 of this Service Contract due to reasons attributable to the End-user, the End-user shall be responsible for solving all the existing problems and re-conducting the test within thirty (30) business days, with all the costs thereon undertaken by the End-user.

          9.5.4 If, due to reasons not attributable to the Seller/System Integrator, the End-user fails to execute the certificate for Final Acceptance within 15 business days from the completion of Final Acceptance Test, or after 300 days from the date of Seller/System Integrator's delivery of the Equipment, the End-user shall pay to the Seller/System Integrator the amount as set out in Article 5.5 of this Service Contract. However, such payment shall not relieve the Seller/System Integrator from its

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

               obligation to continue to conduct and complete the Final Acceptance Test of the Contracted Equipment.

          9.5.5 In cases where the Contracted Equipment fails to pass the Final Acceptance Test due to reasons attributable to the Seller/System Integrator, and the Seller/System Integrator has replaced the parts and/or solved the existing problems directing to such the failure, the End-user shall provide assistance in the second Final Acceptance Test.

          9.5.6 In case of equipment or parts repair/replacement due to reasons attributable to the Seller/System Integrator, all the costs incurred in such repair/replacement, including the expense incurred in transporting the Contracted Equipment or part thereof out of the End-user's Site for repair/replacement and in returning the repaired/replaced Equipment or parts thereof back to the End-user's Site, should be borne by the Seller/System Integrator.

     9.6 Final Acceptance of the Contracted Equipment and System shall not relieve the Seller/System Integrator from its obligations during the Warranty Period stipulated hereunder.

ARTICLE 10 Technical Assurance And Warranty

     10.1 Technical Assurance

          10.1.1 The Seller/System Integrator assures that the Contracted Equipment provided under the Equipment Contract is with high technical level and is manufactured by using the best and most up-to-date workmanship. The Seller/System Integrator also assures that the Contracted Equipment will work securely, reliably and stably, comply with the parameters and integrality stipulated in Appendix 1 and meets the performance standards stipulated in Appendix 1.

          10.1.2 The Seller/System Integrator assures that the Technical Documentation provided by it are the most up-to-date and is complete, clear and accurate, and comply with related stipulations of this Service Contract and its appendixes, so as to ensure reliable operation of the Contracted Equipment.

     10.2 Warranty

          10.2.1 Warranty period of the Contracted Equipment will be 24 months from the signing date of the Final Acceptance Certificate.

          10.2.2 In case of return-for-repair of any item of the Contracted Equipment, the Warranty period of the said item will be recounted. Warranty period of the returned-for-repair item shall

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               be 12 months from the return, or the remainder of its original
               Warranty Period, whichever is longer.

     10.3 Within the Warranty Period, if the Seller/System Integrator decides to reclaim the defective items, the End-user shall return the defective items to the place and by means designated by the Seller/System Integrator, and complete the Repair Delivery Sheet, Technical Service Form and Failure Report furnished by the Seller/System Integrator. The charge for returning the defective items shall be on the Seller/System Integrator's cost.

     10.4 Within the Period of validity of this Service Contract, the repair/replacement period for the defective items is 10 working days, which should not impact the normal Commercial Operation of the System.

     10.5 Upon the occurrence of General communication Failures from the success of the Preliminary Acceptance Test and within the Warranty Period, the Seller/System Integrator shall respond within 4 hours upon receiving the notice of such failure in order to define the failure, make a decision on failure repair or parts replacement and give a written report to the End-user as early as possible. The Seller/System Integrator is obligated to eliminate the above-mentioned failure within 24 hours upon receiving the failure notice.

     10.6 In case of Material Communication Failure, upon receiving the failure notice, the Seller/System Integrator shall immediately dispatch engineers to the Site by the fastest transportation means to restore normal Commercial Operation of the Contracted Equipment and System and eliminate the above-mentioned failure within 24 hours with active cooperation from the End-user. If such failure is attributable to the fault of the Seller/System Integrator, the Seller/System Integrator shall be liable for losses to the Buyer and the End-user pursuant to the stipulations of Clause 13 of this Service Contract.

     10.7 If the End-user consider it necessary, the Seller/System Integrator shall dispatch its technicians to assist the End-user to make on-site check or repair, the Seller/System Integrator shall bear its own cost provided that such arrangement within the Warranty period.

     10.8 Beyond the Warranty period, the End-user may, after the Warranty period, claim for warranty service for any defect that had occurred within the Warranty period.

     10.9 The aforementioned warranty service does not cover defects, damage, failure or malfunction resulting from:

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

          10.9.1 Damage caused by misuse or abuse to the System;

          10.9.2 Any modification, repair or alteration made by any third party other than the Seller/System Integrator or its authorized agent;

          10.9.3 Improper installation, storage, operation or maintenance executed by any third party other than the Seller/System Integrator or its authorized agent;

          10.9.4 Removal of the Contracted Equipment from the original installation site without consent from the Seller/System Integrator;

     10.10 This warranty is not applicable to equipment or system manufactured by any party other than the Seller/System Integrator or its authorized agents, regardless of whether these equipment or systems are combined or connected with the Contracted Equipment. In other words, this warranty is only applicable to the Contracted Equipment manufactured by the Seller/System Integrator.

     10.11 From the effective date of this Service Contract till the end of the Warranty period, the expenses of maintenance and return (including freight and insurance) of defective items of the Contracted Equipment shall be borne by the Seller/System Integrator. Beyond the Warranty period, the End-user will bear only the cost price of such maintenance and domestic one-way freight and insurance. Beyond the Warranty period, the Seller/System Integrator is obligated to continue the technical support services to the Contracted Equipment supplied hereunder. For Equipment required for replacement or repair services, the Seller/System Integrator will charge at the discount rate of the Contract, the Purchase Price or the then-current favorable price in market, whichever the lowest.

     10.12 Warranties, Modification and Upgrade of Software

          10.12.1 The Seller/System Integrator shall provide warranty for the Software for a period of 24 months from the date hereof, including smooth upgrade of the Software.

          10.12.2 The Seller/System Integrator assures that the Software is the latest commercially mature version without any designing or producing defect that can cater to the demands of normal and reliable Commercial Operation of the Contracted Equipment and the System.

          10.12.3 In the event that the Software supplied hereunder fails to meet the requirements set out in Appendix 1 of the Equipment Contract, the Seller/System Integrator should immediately provide free-of-charge modification and upgrade to the said Software.

          10.12.4 The Seller/System Integrator assures that the Software supplied hereunder is the latest mature version, and in the event the introduction of a upgraded version of the Software during the

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               Warranty period, the Seller/System Integrator shall provide free-of-charge upgrade of the fundamental software package (but not adding in new business or new function).

          10.12.5 The Seller/System Integrator warrants that it will provide the same level of warranty to the equipment purchased from the other third party suppliers under the Equipment Contract.

          10.12.6 The Seller/System Integrator warrants that it will make change or renovation to the mistake or defect of the Software at its cost.

          10.12.7 The Seller/System Integrator warrants that the discount rate of the new function and updated version of the Contract software should lower than the discount rate of this Service Contract.

          10.12.8 The Seller/System Integrator warrants that the equipment software and the network management software shall be upgraded smoothly and continuously as the update of the Software, and if failed, the Seller/System Integrator shall recover the former software edition and the related database at its cost.

     10.13 Upon expiry of the Software Warranty period, the End-user reserves the right to pursue a renewed warranty service agreement, under which, the Seller/System Integrator shall ensure that the price of such service is not higher than the identical service provided within the Warranty period under this Service Contract.

ARTICLE 11 Spare Parts

     11.1 The Seller/System Integrator shall ensure an availability of supply to the Buyer and End-user of Spare Parts of the Contracted Equipment for a period of ten (10) years from the signing date of the Final Acceptance Certificate; in the event that the Seller/System Integrator decides to discontinue production of a specific part, the Seller/System Integrator shall give an at least 6-month advance notice to the End-user, to enable the Buyer and End-user the opportunity to buy and stock adequate spares.

     11.2 The Seller/System Integrator shall ensure that the price the Buyer and the End-user will pay in purchasing Spare Parts of the Contracted Equipment not stipulated in the Appendix 3 will be equal to the price in this Equipment Contract, the then-current favorable price in the market or the discount of the Contracted Equipment, whichever is the lowest.

     11.3 The Seller/System Integrator shall provide recommendations on the purchase amount of the Spare Parts of the Contracted Equipment, and ensure accuracy and rationality of such recommendation. In case of inadequacy of Spare Parts that recommended within the Warranty period, the Seller/System Integrator shall, at its own cost, provide to the End-user sufficient Spare Parts.

     11.4 The Seller/System Integrator shall establish related Spare Parts warehouse in the designated cities provided in Article 6.4 to ensure the normal

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Commercial Operation of Contracted Equipment during and after the Warranty period.

ARTICLE 12 Additional Order and Capacity Expansion

     12.1 This Service Contract and the Equipment Contract, upon execution, will constitute the framework contract for additional orders for equipment and service similar to the Contracted Equipment provide that such order does not exceed 10% of the Total Purchase Price.

     12.2 The price offered for system reconstruction/extension/expansion in future shall be at the Purchase Price, the discount rate of this Service Contract and the Equipment Contract or the then-current favorable price in the market, whichever is the lowest.

ARTICLE 13 Claims

     13.1 The End-user shall open the case at the sight of the Seller/System Integrator personnel within ten (10) business days after the Contracted Equipment reaches the site designated by the End-user, and the Contracted Equipment shall be inspected by the representatives of the End-user and the Seller/System Integrator respectively. The Buyer and End-user shall make and sign a detailed record on any shortage, damage or inconsistency with stipulations hereunder identified during such open-case check. Such record shall be deemed as valid evidence for the Buyer and End-user to claim replacement, repair or supplement from the Seller/System Integrator. Should such shortage, damage or inconsistency with stipulations hereunder be solely attributed to the fault of the Seller/System Integrator, the direct expenses of such replacement, repair and/or supplement shall be borne by the Seller/System Integrator. All freight and risks incurred in such replacement, repair or supplement made to the Equipment shall also be borne by the Seller/System Integrator.

     13.2 Except for Force Majeure, if the completion of equipment shipment is delayed due to fault solely attributable to the Seller/System Integrator, for each 7 day period of such delay, the Seller/System Integrator shall pay to the Buyer a penalty at the rate of 0.5% of the Purchase Price. Duration of less than 7 days will be pro rated. If the completion of cutover of the Contracted Equipment cannot be made within the period set out in this Service Contract due to fault solely attributable to the Seller/System Integrator, for each 7 day period of such delay, the Seller/System Integrator shall pay to the Buyer a penalty at the rate of 0.5% of the Purchase Price. Duration of less than 7 days will be pro rated. However, the aggregate penalty imposed upon the Seller/System Integrator for delayed shipment and delayed cutover shall not exceed 5% of the Purchase Price.

     13.3 The penalty stipulated in Article 13.2 above will not relieve the Seller/System Integrator from performance of its obligations to deliver the Contracted Equipment, maintain the normal operation condition of the Contracted Equipment and other obligations and liabilities that shall be undertaken by the Seller/System Integrator under the Equipment Contract. In the event that the delay indicated in Article 13.3 exceeds 60 days, the Buyer and End-user reserve the right to terminate this Service Contract and claim the compensation from the Seller/System Integrator.

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

     13.4 From the signing date of the Preliminary Acceptance Test Certification till the end of the Warranty Period, if any defect or fault in the Equipment and Service furnished by the Seller/System Integrator causes the major communication failure, the Seller/System Integrator shall eliminate such defect or fault by means of free repair or replacement of the defective items of Equipment and by providing related services, within 24 hours upon receiving the notice. If Seller/System Integrator fails to eliminate such defect or fault causing such major communication failure within such 24 hour period, then for each additional day following the day of the expiry of such 24-hour period during which such defect or fault remains un-eliminated, the Seller/System Integrator shall pay to the Buyer a penalty at the rate of one ten thousandth (0.001%) of the Contract price. In the event that such penalty is not sufficient to cover the damages incurred by the Buyer and End-user thereby, the Seller/System Integrator shall be liable for the difference.

     13.5 From the issuance of the certificate of Preliminary Acceptance n till the end of the Warranty period, if any defect or fault in the Contracted Equipment and Service furnished by the Seller/System Integrator causes any Material Communication Failure, the Seller/System Integrator shall eliminate such Material Communication Failure by providing free repair and/or replacement of the defective items of Contracted Equipment and by providing free related services, within 24 hours upon receiving the notice submitted by the Buyer or End-user to the Seller/System Integrator. The Seller/System Integrator also shall be liable to losses to the Buyer and the End-user due to the failure. The above-mentioned compensation shall be equivalent to the loss caused by such default and include such profit realizable after performance of this Service Contract, including without limitation: (1) the compensation made by the Buyer and the End-user for the actual loss sustained by users in connection with equipment breakdown or material system failure; (2) loss of operating income sustained by the Buyer and the End-user in connection with equipment breakdown or material system failure, such loss shall be calculated based on the average daily operating income of the last month.

     13.6 The loss or damages from the Material Communication Failure (including system shutdown) will be calculated staring from the time when the Seller/System Integrator receives the End-user's notice of the Material Communication Failure.

          If the Seller/System Integrator eliminates such Material Communication Failure within 24 hours, the maximum amount of damage of the Buyer and End-user payable by the Seller/System Integrator shall be no more than 8% of the Purchase Price. If the Seller/System Integrator fails to eliminate such Material Communication Failure within 24 hours, then the Seller/System Integrator shall be liable for the Buyer's or End-user's actual loss.

          In any event, the Seller/System Integrator shall not be liable to the Buyer and the End-user for an amount greater than 100% of the Total Purchase Price.

ARTICLE 14 Force Majeure

     14.1 Force Majeure as referred to under this Article shall mean any event that is unpredictable, unpreventable, unavoidable or beyond the reasonable control of

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the Party, including but not limited to earthquake, typhoon, flood, fire and war.

     14.2 Any Party who cannot perform or complete its obligations hereunder due to Force Majeure shall inform other parties within fourteen (14) days from the date of occurrence of such Force Majeure, and where possible, send to other parties a signed certification of occurrence of such Force Majeure issued by a local public notarization authority within thirty (30) days from the date of occurrence of such Force Majeure.

     14.3 The party who cannot perform this Service Contract due to Force Majeure, depending on the effects of such Force Majeure, will not be responsible for delays or lack of performance resulting from Force Majeure unless otherwise stipulated by Law.

     14.4 Responsibilities shall not be released if delay or lack of performance occurs prior to the Force Majeure.

     14.5 Should the suspension of performance of this Service Contract due to the Force Majeure indicated herein last over 60 or more days, either Party shall have the right to terminate this Service Contract with written notice. In such event of termination, the Buyer and End-user shall not refuse to pay to the Seller/System Integrator the payable amount under this Service Contract that is not affected by the Force Majeure, and the Seller/System Integrator shall not refuse to perform its obligations not affected by the Force Majeure.

ARTICLE 15 Arbitration

               Any dispute arising out of or in connection with this Service Contract shall be settled through amicable consultation among the parties. In the event that such dispute cannot be settled amicably such dispute shall be submitted to arbitration by China International Economic and Trade Arbitration Commission (CIETAC) in accordance with its arbitration rules enforcing at time when such arbitration is appealed. The arbitration will be conducted in Beijing. The arbitration award shall be final and binding upon the parties.

               In the course of the arbitration, the parties shall continue to execute this Service Contract except for the part that is under arbitration.

ARTICLE 16 Notice

     16.1 All notices required to be given by the Buyer, the End-user and the Seller/System Integrator to other party(ies) in execution of this Service Contract or in connection with this Service Contract shall be in writing and delivered or transmitted to the addresses indicated in the second page of this Service Contract, by fax or similar communication means or registered post confirmed by the Buyer, the End-user or the Seller/System Integrator, as the case may be.

     16.2 In case of fax or similar communication means, the issuing date of the notice shall be deemed as the date of notice; in case of registered post, the date when the mail is received of postmark shall be deemed as the date of notice.

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ARTICLE 17 Assignment

     17.1 If any party intends to assign this Service Contract or any part of it to a third party and such assignment is allowed by law, such party shall give prior notice to the other parties and must first acquire the written consent of the other parties, such consent not to be unreasonably withheld.

     17.2 Except as stipulated in Article 17.1, the Buyer/End-user shall not disclose or furnish, directly or indirectly, any information, product or part supplied by the Seller/System Integrator under this Service Contract to any third party, locally or abroad.

ARTICLE 18 Confidentiality, Use of Information, Intellectual Property Right and Patent

     18.1 The intellectual property right in all the documents, Technical Documentation, Software and other related documents supplied or disclosed by the Seller/System Integrator to the Buyer and the End-user (Confidential Information) with the indication of limited use or communication, confidential or privileged, no matter how such Confidential Information is furnished or disclosed, remains the property of the Supplier. In using such Information, all Parties shall observe the following terms and conditions:

     18.2 The End-user and Buyer shall maintain the confidentiality of the Confidential Information and the End-user shall only use the Seller/System Integrator's Confidential Information in installation, operation, administration, inspection and maintenance of the Contracted Equipment.

     18.3 Only when needed in completing the installation, operation, administration, inspection and maintenance of the Contracted Equipment, can the parties reproduce or replicate the Supplier's Confidential Information, partially or as a whole;

     18.4 When such Confidential Information is no longer required for the purpose set out in Article 18.1.1 above, the Party of using the Confidential Information shall return such Confidential Information and any copies thereof to the Supplier or destroy them itself;

     18.5 The Confidential Information cannot be disclosed to a third party except with the written permission of the Supplier and where such third party furnishes a written certificate confirming the said third party's agreement to observe the obligations in connection with use of the Confidential Information.

          The above terms and conditions are not applicable to information that has been made public without breach of this Service Contract by the Party of using the Confidential Information.

     18.6 The Seller/System Integrator hereon grants to the End-user the nontransferable and nonexclusive right to use the Software. Such Software can be used on the Contracted Equipment and System only in the form of object code. The End-user may make a copy of such computer Software and programs for archiving

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

purpose, such copy shall carry copyright announcements and confidentiality marks same to the original Software. The End-user shall not reverse-engineer and disassemble the Software and computer programs provided hereunder. The Seller/System Integrator owns the intellectual property right in the Software and computer programs it furnishes under this Service Contract.

     18.7 The Seller/System Integrator acknowledges that it legally owns the patent right, copyright, trademark, industrial design or other intellectual property rights in all the documents, Technical Documentation, Software and programs furnished to the Buyer and End-user under this Service Contract. The Seller/System Integrator shall indemnify the Buyer and End-user the damages awarded by a court against the Buyer and End-user in a suit brought by a third party against the Buyer and End-user based upon a claim that the System, Equipment, Spare Parts, Technical Documentation, Software or programs manufactured by the Seller/System Integrator and used by the Buyer/End-user within the authorized region infringes the patent, trademark, industrial design or other intellectual property rights of a third party.

     18.8 The Buyer and End-user shall make the Seller/System Integrator promptly informed of any dispute in connection with the intellectual property rights relating to this Service Contract.

Article 19 Trademark

               Without written permission of other parties, no Party shall use or simulate the brand name, trademark, icon, service logo, symbol, code, model or abbreviation of other parties in advertisements, brochures, marketing campaigns or at public places; no party shall represent that it possesses the ownership of the brand name, trademark, icon, service logo, symbol, code, model or abbreviation of other parties.

ARTICLE 20 Modification

     20.1 Modification, supplementation and alteration to this Service Contract shall be made in writing through consultation among the Parties and subject to signature by the duly authorized representatives of the Parties. The terms and conditions so modified, supplemented or altered shall constitute an integral part of this Service Contract.

     20.2 Expenses and such problems as expenses and engineering schedule arising out of execution of this Service Contract due to modification, supplementation and alteration of this Service Contract shall be resolved or adjusted through consultation among the Parties.

ARTICLE 21 Miscellaneous

     21.1 This Service Contract and its contents shall be kept confidential, no party shall disclose them to any third party without permission of other parties except where required to be reported to or archived by government agencies in accordance with law and relevant regulations, or where required to be presented in accordance with an order of a judicial authority.

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     21.2 Some obligations of the parties under this Service Contract, including the terms and conditions of the Confidentiality, Use of Information and Assignment, shall survive the termination or expiry of this Service Contract

     21.3 Appendixes of this Service Contract constitute an integral part of this Service Contract. In case of discrepancy between any Appendix and the main body of this Service Contract, the main body shall prevail.

ARTICLE 22 Interface Requirements

     22.1 The Seller/System Integrator is obligated to complete the interface coordination engineering of the equipment integration in accordance with requirements set out in Appendix 1 of this Service Contract. All expenses for such interface coordination engineering have been included in the Total Purchase Price.

     22.2 The Seller/System Integrator is obligated to provide technical support for interconnection between the Contracted Equipment and System and equipment and system supplied by other vendors. All expenses for such technical support have been included in the Total Purchase Price.

ARTICLE 23 Tax

     23.1 All taxes and duties in connection with and in the performance of the Contract levied by the Chinese Customs and other taxation authorities on the Buyer or the End-user in accordance with the tax laws of China shall be borne by the Buyer or the End-user.

     23.2 All taxes and duties levied by Chinese Customs and other taxation authorities on the Seller/System Integrator in connection with and in the performance of the Contract according to Chinese tax laws and regulations shall be borne by the Seller/System Integrator.

     23.3 All taxes and duties levied by the Chinese government on the Seller/System Integrator, in connection with and in the performance of the Contract, according to the Regulation of PRC shall be borne by the Seller/System Integrator. The Buyer shall take the responsibility to pre-pay the withholding tax and deduct the corresponding withholding tax fee from the relevant payment to the Seller/System Integrator.

     23.4 All taxes and duties occur outside China in connection with and in the performance of the Contract shall be borne by the Seller/System Integrator.

ARTICLE 24 Governing Law

               The Contract shall be governed in accordance with the laws of China.

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ARTICLE 25 Y2K Warranty

     25.1 The Seller/System Integrator warrants the time and date shall not affect normal operation and maintenance of system.

     25.2 The Contracted Equipment and System shall use four-digit algorism to indicate year or, if the condition does not enable such indication, may use two-digit algorism for the time being (provided that four-digit algorism shall be used therein after 2010); provided, however, that the century value shall be accurately displayed and the leap years after Y2K be properly processed. The Contract System and Equipment that has adopted either of the above algorism in year indication shall be able to accurately identify their indication ways in connection with exchange of any information with the incorporation of any year information with such equipment or system that has adopted other year indication manner.

ARTICLE 26 Contents and Term of Contract

     26.1 This Service Contract will become effective upon the date of execution by the legal representative/duly authorized representative of the Parties.

     26.2 Appendixes of this Service Contract constitute an integral part of this Service Contract, and have the same legal force as the main body of the Contract.

     26.3 This Service Contract shall be in triplicate with the Buyer, the End-user and the Seller/System Integrator each holding one original counterpart. The Contract may have certain copies.

     26.4 This Service Contract is executed in Chinese.

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                                 Signature Page

Buyer: Unicom Import & Export Company Limited


Legal Signatory/Authorized Signatory:             (Signature)

Signature Date:

End-user: UNICOM New Times Mobile Telecommunications Company Limited


Legal Signatory/Authorized Signatory:             (Signature)

Signature Date:

Seller/System Integrator: Hurray! Times Communications (Beijing) Ltd.


Legal Signatory/Authorized Signatory:             (Signature)

Signature Date:

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